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                          SEI INSURANCE PRODUCTS TRUST

                     SEI VP International Fixed Income Fund

                    Supplement Dated January 7, 2003 to the
                  Class A Shares Prospectus Dated May 1, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS A SHARES PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

LIQUIDATION OF SEI VP INTERNATIONAL FIXED INCOME FUND

As of April 30, 2003, the SEI VP International Fixed Income Fund (the "Fund") will cease operations and liquidate.

At the quarterly meeting of the Board of Trustees held on December 9, 2002, the Board of Trustees, including Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940), approved of closing the Fund to new purchases and to a mandatory redemption of all outstanding shares of the Fund at net asset value per share. The Fund will redeem all of its outstanding shares on April 30, 2003.

As Fund shareholders redeem shares of the Fund between the date of this supplement and April 30, 2003, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in Fund assets. Accordingly, the Fund may not be able to achieve its investment objective and may deviate from its investment policies during the period between the date of this supplement and April 30, 2003.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE